                                                                   EXHIBIT 23.1












INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-71683 of Redding Bancorp on Form S-8 of our report dated January 26, 2001, appearing in this Annual Report on Form 10-K of Redding Bancorp for the year ended December 31, 2000.




/S/ DELOITTE & Touche LLP
---------------------------
Deloitte & Touche LLP
Sacramento, California
March 1, 2001


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